UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2023

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 E Lancaster Avenue, Suite 400
Radnor, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

(610) 251-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	TGI	New York Stock Exchange
Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 20, 2023, Triumph Group, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, as further described in Item 5.07 below, the Company’s stockholders approved two amendments to the Company’s Amended and Restated Certificate of Incorporation to (1) increase the authorized shares of common stock from 100,000,000 to 200,000,000 and (2) reflect new Delaware law provisions regarding officer exculpation, which became effective upon the Company’s filing of the amendment to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware on July 21, 2023. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on July 20, 2023. The Company’s stockholders voted on the following proposals and the final voting results are as provided below:

Proposal 1: Election of Directors. The following persons were elected as directors of the Company for a one year term, such term to continue until the next Annual Meeting of stockholders to be held in 2024 and until each such director’s successor is duly elected and qualified or until each such director’s earlier death, resignation or removal:

	Number of Votes
Candidate	For	Against	Abstain	Broker-Non-Votes
Patrick E. Allen	51,435,928	152,298	20,242	4,384,102
Paul Bourgon	45,245,493	6,345,416	17,559	4,384,102
Daniel J. Crowley	50,813,474	773,921	21,073	4,384,102
Cynthia M. Egnotovich	45,483,260	6,108,407	16,801	4,384,102
Daniel P. Garton	50,971,315	619,887	17,266	4,384,102
Barbara W. Humpton	45,778,063	5,813,152	17,253	4,384,102
Neal J. Keating	46,036,273	5,552,670	19,525	4,384,102
Courtney R. Mather	51,208,541	354,551	45,376	4,384,102
Colleen C. Repplier	51,085,538	501,917	21,013	4,384,102

Proposal 2: Ratification of Selection of Registered Public Accounting Firm. The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024. The stockholder votes were as follows:

For	Against	Abstain	Broker Non-Votes
55,424,578	534,957	33,035	None

Proposal 3: Advisory Vote on Compensation Paid to Named Executive Officers for Fiscal Year 2023. The stockholders approved, by advisory vote, the compensation paid to the Company’s named executive officers for fiscal year 2023. The stockholder votes were as follows:

For	Against	Abstain	Broker Non-Votes
48,500,997	2,921,976	185,495	4,384,102

Proposal 4: Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation. The stockholders approved, by advisory vote, once every year as the frequency to vote on future advisory votes on the compensation of our named executive officers. The stockholder votes were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
45,383,174	102,322	6,101,477	21,525	4,384,102

In accordance with the recommendation of the Company’s Board of Directors and in light of the voting results on this advisory proposal and other factors, the Company has determined to hold the advisory vote on the compensation of the Company’s named executed officers on an annual basis until stockholders vote on the next required frequency proposal.

Proposal 5: Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Increase the Authorized Shares of Common Stock from 100,000,000 to 200,000,000 Shares. The stockholders approved the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock from 100,000,000 to 200,000,000 shares. The stockholder votes were as follows:

For	Against	Abstain	Broker Non-Votes
53,055,696	2,858,666	78,208	None

Proposal 6: Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Limit the Liability of Certain Officers of the Company as Permitted by Recent Amendments to the General Corporation Law of the State of Delaware. The stockholders approved the amendment to the Company’s Amended and Restated Certificate of Incorporation

to limit the liability of certain officers of the Company as permitted by recent amendments to the General Corporation Law of the State of Delaware. The stockholder votes were as follows:

For	Against	Abstain	Broker Non-Votes
48,792,788	2,713,298	102,382	4,384,102

Proposal 7: Approval of an Amendment to the Amended and Restated Triumph Group, Inc. 2018 Equity Incentive Plan to Increase the Number of Shares Available for Issuance Under the Plan. The stockholders approved the amendment to the Amended and Restated Triumph Group, Inc. 2018 Equity Incentive Plan to increase the number of shares available for issuance under the plan by 2,075,000 shares. The stockholder votes were as follows:

For	Against	Abstain	Broker Non-Votes
50,464,195	1,090,091	54,182	4,384,102

Proposal 8: Approval of an Amendment to the Triumph Group, Inc. 2016 Directors' Equity Compensation Plan to Increase the Number of Shares Available for Issuance Under the Plan. The stockholders approved the amendment to the Triumph Group, Inc. 2016 Directors' Equity Compensation Plan to increase the number of shares available for issuance under the plan by 225,000 shares. The stockholder votes were as follows:

For	Against	Abstain	Broker Non-Votes
49,591,734	1,964,155	52,579	4,384,102

Proposal 9: Stockholder Proposal to Adopt a Policy and Amend the Company's Governing Documents so that Two Separate People Hold the Office of Chairman and Chief Executive Officer of the Company. The stockholders did not approve the stockholder proposal to adopt a policy and amend the Company's governing documents so that two separate people hold the office of Chairman and Chief Executive Officer of the Company. The stockholder votes were as follows:

For	Against	Abstain	Broker Non-Votes
15,561,316	36,006,949	40,203	4,384,102

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Triumph Group, Inc. dated July 21, 2023.
10.1

Amendment to the Triumph Group, Inc. Amended and Restated 2018 Equity Incentive Plan, effective July 20, 2023 (incorporated by reference to Appendix D to the Company’s Definitive Proxy Statement on Schedule 14A filed on June 9, 2023).

10.2

Amendment to the Form of the 2016 Directors’ Equity Compensation Plan, as amended, effective July 20, 2023 (incorporated by reference to Appendix F to the Company’s Definitive Proxy Statement on Schedule 14A filed on June 9, 2023).

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 21, 2023	TRIUMPH GROUP, INC.

		By:	/s/ Jennifer H. Allen
Jennifer H. Allen
Chief Administrative Officer and Senior Vice President, General Counsel and Secretary